Exhibit 99.8

Selected Historical Financial Statements

Pliant Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2006 (File No. 333 – 40067), and most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed with the Commission on November 21, 2005 (File No. 333 – 40067), each filed as Exhibit C to the Disclosure Statement for Debtor’s Joint Plan of Reorganization, are hereby incorporated by reference and available for review at the Commission’s website at www.sec.gov.